                                      SUPPLEMENT A-1


                       NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES







                                CONSOLIDATING BALANCE SHEET

                                   AT DECEMBER 31, 1997



                   CONSOLIDATING INCOME AND RETAINED EARNINGS STATEMENTS

                             FOR YEAR ENDED DECEMBER 31, 1997



                           CONSLIDATING STATEMENT OF CASH FLOWS

                             FOR YEAR ENDED DECEMBER 31, 1997

                 NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED

                             INDEX OF CONSOLIDATED WORKSHEETS

                               YEAR ENDED DECEMBER 31, 1997
                                                                           Pages
                                                                           -----
Consolidating Balance Sheet, Adjustments and Eliminations.............................    1 - 2

Consolidating Statement of Income, Adjustments and Eliminations.......................    3 - 4

Consolidating Statement of Retained Earnings, Adjustments and Eliminations............    5 - 6

Consolidating Statement of Cash Flows, Adjustments and Eliminations...................    7 - 8

                          INDEX OF INDIVIDUAL COMPANY STATEMENTS

                                             Balance   Statement Retained  Statement of
                                             Sheet     of Income Earnings  Cash Flows
                                             -------   --------- --------  ------------
NEW ENGLAND ELECTRIC SYSTEM (PARENT)          1          3          5          7
GRANITE STATE ELECTRIC COMPANY (GRANITE STATE)           1          3          5        7
MASSACHUSETTS ELECTRIC COMPANY (MASS. ELECTRIC)          1          3          5        7
THE NARRAGANSETT ELECTRIC COMPANY (NARRA. ELECTRIC)      1          3          5        7
NEW ENGLAND POWER COMPANY (NEP)               1          3          5          7
NEW ENGLAND ENERGY INCORPORATED (NEEI)        1          3          5          7
NEW ENGLAND POWER SERVICE COMPANY (NEPSCO)    1          3          5          7
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY,
   INC. (NEHTECI)                                        1          3          5        7
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (NEHTC)       1          3          5        7
NARRAGANSETT ENERGY RESOURCES COMPANY (NERC)  1          3          5          7
NEES GLOBAL TRANSMISSION, INC. (NEES GLOBAL)  1          3          5          7
NEES COMMUNICATIONS, INC. (NEESCOM)           1          3          5          7
NANTUCKET ELECTRIC COMPANY (NANTUCKET)        1          3          5          7
GRANITE STATE ENERGY (GSEN)                              1          3          5        7
NEES ENERGY (NEESEN)                                     1          3          5        7

Page 1A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1997 (IN THOUSANDS)

                     GRANITE   MASS.     NARRA.
                     STATE    ELECTRIC  ELECTRIC  NEP        NEEI     NEPSCO    NEHTECI  NEHTC
                     -------  --------  --------  ---        ----     ------    -------  -----
Assets

Utility plant,
 at original cost        $69,792$1,579,309 $760,923 $3,057,749            $5,877   $220,637 $173,246
Less accumulated
 depreciation and
 amortization             20,788   465,796  198,551  1,196,972                       61,679   40,812
                        ------------------ -------- ----------        ----------    ------- --------  --------
                          49,004 1,113,513  562,372  1,860,777             5,877    158,958  132,434

Construction work in
 progress                    187    13,363    5,739     29,015
                        ------------------ -------- ----------        ----------    ------- --------  --------
Net utility plant         49,191 1,126,876  568,111  1,889,792             5,877    158,958  132,434
                        ------------------ -------- ----------        ----------    ------- --------  --------
Oil and gas properties                                                $1,299,817
Less accumulated
 amortization                                                 1,128,659
Work in progress
                                                                      ----------
Net oil and gas
 properties                                                     171,158
                                                                      ----------
Investments in
 nuclear power
 companies, at equity                                   49,825
Investments in other
 subsidiaries, at
 equity
Other investments
 at cost                   1,043    10,925    4,758     34,723            61,132          5        5
Current assets             7,025   236,041   89,459    338,337   14,260   23,764      5,524    1,569
Deferred charges and
 other assets              1,011    34,525   50,527    450,415      342      589      4,473    5,156
                        ------------------ -------- ----------        ----------    ------- --------  --------
                         $58,270$1,408,367 $712,855 $2,763,092 $185,760  $91,362   $168,960 $139,164
                        ================== ======== ==========        ==========    ======= ========  ========

Page 1B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)

                                NEES
                          NERC  GLOBAL        NEESCOM   NANTUCKET      GS EN     NEES EN      PARENT
                          ----  ------       --------  ----------    -------     -------     -------
Assets

Utility plant,
 at original cost                                         $46,888
Less accumulated
 depreciation and
 amortization                                              10,418
                      --------  ------     ----------  ---------- ----------  ----------   ---------
                                                           36,470
Construction work in
 progress                                                     404
                      --------  ------     ----------  ---------- ----------   ---------   ---------
Net utility plant                                          36,874
                      --------  ------     ----------  ---------- ----------   ---------   ---------
Oil and gas properties
Less accumulated
 amortization
Work in progress

Net oil and gas
 properties

Investments in
 nuclear power
 companies, at equity
Investments in other
 subsidiaries, at
 equity                 34,735        $185                                                 1,814,765
Other investments
 at cost                            3,875                     106                  1,984      33,666
Current assets           2,122      1,133           403     3,910        232      21,139      49,278
Deferred charges and
 other assets              730                              1,175                  4,918
                      --------     ------    -------------------- ---------- -----------  ----------
                       $37,587     $5,193          $403   $42,065       $232     $28,041  $1,897,709
                      ========     ======    ==================== ========== ===========  ==========

Page 1C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
DECEMBER 31, 1997 (IN THOUSANDS)
                                         (Continued)

                                TOTAL
                                ADJUSTMENTS               NEES
                                & ELMINATIONS        CONSOLIDATED
                                -------------        ------------
Assets

Utility plant,
 at original cost                     $54,320          $5,860,101
Less accumulated
 depreciation and
 amortization                              (1)          1,995,017
                                    ---------           ---------
                                       54,321           3,865,084
Construction work in
 progress                                                  48,708
                                       ------          ----------
Net utility plant                      54,321           3,913,792
                                       ------          ----------
Oil and gas properties                                                      1,299,817
Less accumulated
 amortization                                           1,128,659
Work in progress
                                      -------           ---------
Net oil and gas
 properties                                               171,158
                                      -------           ---------
Investments in
 nuclear power
 companies, at equity                                                          49,825
Investments in other
 subsidiaries, at
 equity                             1,812,267              37,418
Other investments
 at cost                               34,577             117,645
Current assets                        320,713             473,483
Deferred charges and
 other assets                           5,535             548,326
                                   ----------          ----------
                                   $2,227,413          $5,311,647
                                   ==========          ==========

Page 1D

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)

                  GRANITE  MASS.    NARRA.
                  STATE    ELECTRIC ELECTRIC    NEP        NEEI     NEPSCO    NEHTECI    NEHTC
                  -------  -------- ---------   ---        ----     ------    -------    -----
Capitalization and
 liabilities

Common share equity    $20,936  $500,407$291,839  $913,259    ($2,674)  $22,252   $52,542   $34,336
Minority interests in
 consolidated
 subsidiaries
Cumulative preferred
 stock                            15,739  12,800    39,666
Long-term debt          15,000   338,387 183,545   647,720    122,000              77,610    47,360
                      ------------------------------------ ----------   -------  --------  --------
Total capitalization    35,936   854,533 488,184 1,600,645    119,326    22,252   130,152    81,696
                      ------------------------------------ ----------   -------  --------  --------
Current liabilities
Long-term debt due
 within 1 year                    20,000   5,000    50,000                          6,960     4,560
Short-term debt          4,075    34,700  16,350   111,250
Other current
 liabilities            11,353   244,085  96,260   177,093      6,158    29,543     3,649     4,543
                      ------------------------------------ ----------   -------  --------  --------
Total current
 liabilities            15,428   298,785 117,610   338,343      6,158    29,543    10,609     9,103
                      ------------------------------------ ----------   -------  --------  --------
Deferred federal and
 state income taxes      4,383   179,474  82,871   369,757     58,741   (12,784)   20,870    17,822
Unamortized investment
 tax credits               899    15,463   7,023    53,463                          7,329     3,984
Other reserves and
 deferred credits        1,624    60,112  17,167   400,884      1,535    52,351              26,559
                      ------------------------------------ ----------   -------  --------  --------
                       $58,270$1,408,367$712,855$2,763,092   $185,760   $91,362  $168,960  $139,164
                      ==================================== ==========   =======  ========  ========

Page 1E

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)

                                 NEES
                       NERC     GLOBAL   NEESCOM     NANTUCKET    GS EN      NEES EN   PARENT
                       ----     ------   --------    -----        -------    -------   ------

Capitalization and
 liabilities

Common share equity       $3,277   $4,915        292      $4,669        $162    $13,234  $1,745,288
Minority interests in
 consolidated
 subsidiaries                                                                       191
Cumulative preferred
 stock
Long-term debt            26,719                          29,140
                        --------  ------- ----------  ----------  ---------------------  ----------
Total capitalization      29,996    4,915        292      33,809         162     13,425   1,745,288
                        --------  ------- ----------  ----------  ---------------------  ----------
Current liabilities
Long-term debt due
 within 1 year             1,920                           1,470
Short-term debt                                               25                            102,000
Other current
 liabilities               1,006      278        111       4,683          60     14,922      46,310
                        --------  ------- ----------  ----------  ---------------------   ---------
Total current
 liabilities               2,926      278        111       6,178          60     14,922     148,310
                        --------  ------- ----------  ----------  ---------------------   ---------
Deferred federal and
 state income taxes        2,973                             602          10       (725)     (3,619)
Unamortized investment
 tax credits               1,692                             165
Other reserves and
 deferred credits                                          1,311                    419       7,730
                        --------  ------- ----------  ----------  ---------- ----------  ----------
                         $37,587   $5,193       $403     $42,065        $232    $28,041  $1,897,709
                        ========  ======= ==========  ==========  ========== ==========  ==========


Page 1F

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)

                           TOTAL
                           ADJUSTMENTS      NEES
                           & ELIMINATIONS   CONSOLIDATED
                           --------------   ------------

Capitalization and
 liabilities

Common share equity               $1,860,292     $1,744,442
Minority interests in
 consolidated
 subsidiaries                        (42,871)        43,062
Cumulative preferred
 stock                                29,092         39,113
Long-term debt                                    1,487,481
                                  ----------     ----------
Total capitalization               1,846,513      3,314,098
                                  ----------     ----------
Current liabilities
Long-term debt due
 within 1 year                                       89,910
Short-term debt                       16,450        251,950
Other current
 liabilities                         307,872        332,182
                                  ----------     ----------
Total current
 liabilities                         324,322        674,042
                                  ----------     ----------
Deferred federal and
 state income taxes                                 720,375
Unamortized investment
 tax credits                                         90,018
Other reserves and
 deferred credits                     56,578        513,114
                                  ----------     ----------
                                  $2,227,413     $5,311,647
                                  ==========     ==========

Page 2A


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                           BALANCE SHEET - ADJUSTMENTS AND ELIMINATIONS
                                 DECEMBER 31, 1997 (IN THOUSANDS)


                  GRANITE  MASS.    NARRA.
                  STATE    ELECTRIC ELECTRIC     NEP      NEEI     NEPSCO    NEHTECI    NEHTC
                  -------  -------- --------     ---      ----     ------    -------    -----
Debit

Common share equity    20,867  500,278   291,727    913,225   (2,674)   18,189    52,506    34,315
Short-term debt         4,075    4,800     4,425      3,125
Other current
 liabilities            8,396  183,980    54,223     52,961       10       666     1,587     1,639
Other reserves and
 deferred credits                          6,817     50,971    1,535
Cumulative preferred
 stock                                               29,092
Oil and Gas Properties
                      ------- --------  -------- ---------- --------   -------   -------   -------
Total                 $33,338 $689,058  $357,192 $1,049,374  ($1,129)  $18,855   $54,093   $35,954
                      ======= ========  ======== ========== ========   =======   =======   =======

Credit

Minority interests in
 consolidated
 subsidiaries                                                                     26,042    17,020
Deferred charges and
 other assets                              6,817               1,877
Utility plant, at
 original cost                                       53,999
Investments in other
 subsidiaries, at
 equity
Other investments at
 cost                     124      481       428        350              3,879         5         5
Accumulated depreciation
 and amortization
Current assets            404    1,322     1,112    233,146   13,870    13,497     2,965     1,379
Accumulated
 Amortization -
Oil and Gas Properties
                      ------- --------  -------- ---------- --------   -------   -------   -------
Total                    $528   $1,803    $8,357   $287,495  $15,747   $17,376   $29,012   $18,404
                      ======= ========  ======== ========== ========   =======   =======   =======

Page 2B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                           BALANCE SHEET - ADJUSTMENTS AND ELIMINATIONS
                                 DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                   NEES
                        NERC       GLOBAL   NEESCOM     NANTUCKET   GS EN    NEES EN    PARENT
                        ----       ------   --------    ---------   -------  -------    ------

Debit

Common share equity         3,278      4,915        292       4,669        162    13,234      5,309
Short-term debt                                                  25
Other current
 liabilities                1,565         54        377       1,297        126     1,007        (16)
Other reserves and
 deferred credits                                               904                          (3,649)
Cumulative preferred
 stock
Oil and Gas Properties
                           ------     ------ ----------    --------   --------  --------    -------
Total                      $4,843     $4,969       $669      $6,895       $288   $14,241     $1,644
                           ======     ====== ==========    ========   ========  ========    =======

Credit

Minority interests in
 consolidated
 subsidiaries                                                                       (191)
Deferred charges and
 other assets                (319)                              811                          (3,651)
Utility plant, at
 original cost                                                  321
Investments in other
 subsidiaries, at
 equity                                  163                                              1,812,104
Other investments at
 cost                                                                                        29,305
Accumulated depreciation
 and amortization                                                                                 1
Current assets              2,100         92        347       1,416                  994     48,069
Accumulated
 Amortization -
Oil and Gas Properties
                           ------     ------ ----------    --------   ------------------ ----------
Total                      $1,781       $255       $347      $2,548                 $803 $1,885,828
                           ======     ====== ==========    ========   ================== ==========


Page 2C


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                           BALANCE SHEET - ADJUSTMENTS AND ELIMINATIONS
                                 DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                  TOTAL
                                  ADJUSTMENTS
                                  & ELIMINATIONS
                                  --------------

Debit

Common share equity                      $1,860,292
Short-term debt                             $16,450
Other current
 liabilities                               $307,872
Other reserves and
 deferred credits                           $56,578
Cumulative preferred
 stock                                      $29,092
Oil and Gas Properties
                                         ----------
Total                                    $2,270,284
                                         ==========

Credit

Minority interests in
 consolidated
 subsidiaries                               $42,871
Deferred charges and
 other assets                                $5,535
Utility plant, at
 original cost                              $54,320
Investments in other
 subsidiaries, at
 equity                                  $1,812,267
Other investments at
 cost                                       $34,577
Accumulated depreciation
 and amortization                                $1
Current assets                             $320,713
Accumulated
 Amortization -
Oil and Gas Properties
                                         ----------
Total                                    $2,270,284
                                         ==========

Page 3A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                         INCOME STATEMENT
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)

                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC   NEP       NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------  --------   ---       ----    ------   -------   -----

Operating revenue           $68,780 $1,624,085  $520,038 $1,677,903                   $41,078   $32,415
                           -------- ----------  -------- ---------- -------- ----------------  --------
Operating expenses:
Fuel for generation                               10,934    372,734
Purchased electric energy    47,845  1,145,047   298,496    527,647
Other operation               9,490    217,150    74,375    241,506    4,128            5,760    10,059
Maintenance                   1,813     36,906    12,447     89,820                     1,323       218
Depreciation and amortization 2,483     49,694    22,957     98,024   49,620            8,896     5,866
Taxes, other than income
 taxes                        1,971     31,143    39,366     67,311      301            3,081     3,073
Income taxes                  1,243     42,454    14,247     90,009   (2,404)           5,834     3,022
                           -------- ----------  -------- ---------- -------- ----------------  --------
Total operating expenses     64,845  1,522,394   472,822  1,487,051   51,645           24,894    22,238
                           -------- ----------  -------- ---------- -------- ----------------  --------
Operating income              3,935    101,691    47,216    190,852  (51,645)          16,184    10,177

Other income:
Allowance for equity funds
 used during construction
Equity in income of
 generating companies                                         5,189
Other income (expense), net     (51)    (1,536)     (750)    (3,404)  52,625    1,839     167        59
                           -------- ----------  -------- ---------- -------- ----------------  --------
Operating and other income    3,884    100,155    46,466    192,637      980    1,839  16,351    10,236
                           -------- ----------  -------- ---------- -------- ----------------  --------
Interest:
Interest on long-term debt    1,260     27,612    16,179     42,277    2,289            8,123     4,997
Other interest                  428      7,214     2,475      7,055                         7        49
Allowance for borrowed funds
 used during construction       (13)      (429)     (120)    (1,238)
                           -------- ----------  -------- ---------- -------- ----------------  --------
Total interest                1,675     34,397    18,534     48,094    2,289            8,130     5,046
                           -------- ----------  -------- ---------- -------- ----------------  --------
Income after interest         2,209     65,758    27,932    144,543   (1,309)   1,839   8,221     5,190
Preferred dividends of
 subsidiaries                            2,821     1,955      2,075
Minority interests
                           -------- ----------  -------- ---------- -------- ----------------  --------
Net income                   $2,209    $62,937   $25,977   $142,468  ($1,309)  $1,839  $8,221    $5,190
                           ======== ==========  ======== ========== ======== ================  ========

Page 3B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                         INCOME STATEMENT
                            YEAR ENDED DECEMBER 31, 1997(IN THOUSANDS)
                                           (Continued)


                                      NEES
                           NERC      GLOBAL   NANTUCKET  NEESCOM  GS EN     NEES EN   PARENT
                           ----      ------   ---------  -------  -------   ------    ------

Operating revenue                                  $14,552               $590    $10,909
                             -------- ----------  --------   ------- --------   -------- --------
Operating expenses
Fuel for generation                                    212
Purchased electric energy                            5,215                650
Other operation                    55                3,339                131     13,813    4,593
Maintenance                                            845
Depreciation and amortization       1                1,807                            46
Taxes, other than income
 taxes                                                 509                  5          4       31
Income taxes                      318                  262                (68)    (1,179)     (27)
                             -------- ----------  --------   ------- --------   --------  -------
Total operating expenses          374               12,189                718     12,684    4,597
                             -------- ----------  --------   ------- --------   --------  -------
Operating income                 (374)               2,363               (128)    (1,775)  (4,597)

Other income:
Allowance for equity funds
 used during construction
Equity in income of
 generating companies           5,051                                             (7,357)  41,536
Other income (expense), net        70     (3,839)       37      (643)              1,157  184,397
                             -------- ----------  --------   ------- --------   --------  -------
Operating and other income      4,747     (3,839)    2,400      (643)    (128)    (7,975) 221,336
                             -------- ----------  --------   ------- --------   --------  -------
Interest:
Interest on long-term debt      2,209                1,939                                    426
Other interest                     (2)                  67                                    552
Allowance for borrowed funds
 used during construction                             (109)
                             -------- ----------  --------   ------- --------   --------  -------
Total interest                  2,207                1,897                                    978
                             -------- ----------  --------   ------- --------   --------  -------
Income after interest           2,540     (3,839)      503      (643)    (128)    (7,975) 220,358
Preferred dividends of
 subsidiaries
Minority interests
                             -------- ----------  --------   ------- --------   -------- --------
Net income                     $2,540    ($3,839)     $503     ($643)   ($128)   ($7,975)$220,358
                             ======== ==========  ========   ======= ========   ======== ========

Page 3C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                         INCOME STATEMENT
                            YEAR ENDED DECEMBER 31, 1997(IN THOUSANDS)
                                           (Continued)

                                 TOTAL
                                 ADJUSTMENTS      NEES
                                 & ELIMINATIONS   CONSOLIDATED
                                 --------------   ------------
Operating revenue                       $1,487,759     $2,502,591
                                        ----------     ----------
Operating expenses
Fuel for generation                         11,419        372,461
Purchased electric energy                1,496,671        528,229
Other operation                             27,741        556,658
Maintenance                                               143,372
Depreciation and amortization                2,902        236,492
Taxes, other than income
 taxes                                         301        146,494
Income taxes                                 1,687        152,024
                                        ----------      ---------
Total operating expenses                 1,540,721      2,135,730
                                        ----------     ----------

Operating income                           (52,962)       366,861

Other income:
Allowance for equity funds
 used during construction
Equity in income of
 generating companies                       34,179         10,240
Other income (expense), net                245,883        (15,755)
                                        ----------     ----------
Operating and other income                 227,100        361,346
                                        ----------     ----------
Interest:
Interest on long-term debt                                107,311
Other interest                                 906         16,939
Allowance for borrowed funds
 used during construction                       (1)        (1,908)
                                        ----------     ----------
Total interest                                 905        122,342
                                        ----------     ----------
Income after interest                      226,195        239,004
Preferred dividends of
 subsidiaries                               (5,468)        12,319
Minority interests                          (6,647)         6,647
                                        ----------     ----------
Net income                                $238,310       $220,038
                                        ==========     ==========

Page 4A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                         INCOME STATEMENT - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)

                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC   NEP       NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------  --------   ---       ----    ------   -------   -----

Income:

Operating revenue              $219     $5,394    $1,070 $1,503,248($36,845)           $7,612    $6,005
Allowance for equity funds
 used during construction
Equity in income of
 generating companies
Other income (expense), net       3         27        49         16  52,645       239     232        78
Minority interests                                                                      4,075     2,572
                            ------- ----------  -------- ---------- -------    ------ -------    ------
Total                          $222     $5,421    $1,119 $1,503,264 $15,800      $239 $11,919    $8,655
                            ======= ==========  ======== ========== =======     ===== =======    ======
Expenses:

Fuel for generation                                          11,419
Purchased electric energy    47,815  1,144,557   298,280        154
Other operation                  83      2,501       112     21,065    (191)              678     3,457
Depreciation and
 amotization                                                          2,902
Taxes, other than income taxes                                                    301
Income taxes                                (1)                       1,369
Interest on long-term debt
Other interest                  137        260       199        298
Allowance for borrowed
 funds used during
 construction                               (1)
Preferred dividends of
 subsidiaries                           (3,736)   (1,666)
                            ------- ----------  -------- ---------- -------    ------ -------    ------
Total                       $48,035 $1,143,580  $296,925    $32,936  $4,381              $678    $3,457
                            ======= ==========  ======== ========== =======    ====== =======    ======

Net                        ($47,813)         ($1,138,159) ($295,806)       $1,470,328 $11,419      $239$11,241    $5,198

Page 4B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                         INCOME STATEMENT - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)



                                   NEES
                         NERC      GLOBAL    NANTUCKET  GS EN     NEES EN    PARENT
                         ----      ------    ---------  -----     -------    ------

Income:

Operating revenue                                  $1,056
Allowance for equity
 funds used during
 construction
Equity in income of
 generating companies                                                  (7,357)   41,536
Other income (expense), net    40                      23               7,329   185,202
Minority interests
                           ------   --------   ---------- -------      ------  --------
Total                         $40                  $1,079                ($28) $226,738
                           ======   ========   ==========  ======      ======  ========
Expenses:

Fuel for generation
Purchased electric energy                           5,215     650
Other operation                                                36
Depreciation and
 amortization
Taxes, other than income taxes
Income taxes                  319
Interest on long-term debt
Other interest                                         12
Allowance for borrowed
 funds used during
 construction
Preferred dividends of
 subsidiaries                                                                       (66)
                          -------   --------   ---------- -------      ------  --------
Total                        $319                  $5,227    $686                  ($66)
                          =======   ========   ========== =======      ======   =======

Total                       ($279)                ($4,148)  ($686)       ($28) $226,804

Page 4C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                         INCOME STATEMENT - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                   TOTAL
                                   ADJUSTMENTS
                                   & ELIMINATIONS
                                   --------------
Income:

Operating revenue                        $1,487,759
Allowance for equity funds
 used during construction
Equity in income of
 generating companies                        34,179
Other income (expense), net                 245,883
Minority interests                            6,647
                                         ----------
Total                                    $1,774,468
                                         ==========

Expenses:

Fuel for generation                          11,419
Purchased electric energy                 1,496,671
Other operation                              27,741
Depreciation and
 amortization                                 2,902
Taxes, other than income taxes                                301
Income taxes                                  1,687
Interest on long-term debt
Other interest                                  906
Allowance for borrowed funds
 used during construction                        (1)
Preferred dividends of
 subsidiaries                                (5,468)
                                         ----------
Total                                    $1,536,158
                                         ==========

Net                                        $238,310

Page 5A


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                  STATEMENT OF RETAINED EARNINGS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                         GRANITE   MASS.      NARRA.
                         STATE     ELECTRIC   ELECTRIC  NEP       NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------   --------  ---       ----    ------   -------   -----

Retained earnings at
 beginning of year           $9,645   $165,936  $119,978   $400,610 ($24,707)  $1,839    $232      $848

Additions:
Net income after preferred
 dividends of subsidiaries    2,209     62,937    25,977    142,468   (1,309)   1,839   8,221     5,190

Deductions:
Common dividends              1,027     23,981    14,722    135,448             1,839   8,035     5,139
Premium on redemption of
 preferred stock                         3,736     1,666                                   32        32
                            -------   --------  --------   -----------------   ------ -------   -------
Retained earnings at end
 of year                    $10,827   $201,156  $129,567   $407,630 ($26,016)  $1,839    $386      $867
                            =======   ========  ========   =================   ====== =======   =======

Page 5B


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                  STATEMENT OF RETAINED EARNINGS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)

                                        NEES
                          NERC      GLOBAL    NANTUCKET   NEESCOM    GS EN      NEES EN    PARENT
                          ----      ------    ---------   -------    -------    -------    ------

Retained earnings at
 beginning of year             $937     ($5,321)      $356        $0     ($155)    ($1,507)    $889,340

Additions:
Net income after preferred
 dividends of subsidiaries    2,540      (3,839)       503      (643)     (128)     (7,975)     220,358

Deductions:
Common dividends              1,000                                                             153,132
Premium on redemption of
 preferred stock
                            -------    --------   -------- ---------  --------    --------    ---------
Retained earnings at end
 of year                     $2,477     ($9,160)      $859     ($643)    ($283)    ($9,482)    $956,566
                            =======    ========   ======== =========  ========    ========    =========

Page 5C


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                  STATEMENT OF RETAINED EARNINGS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)

                                     TOTAL
                                     ADJUSTMENTS        NEES
                                    & ELIMINATIONS      CONSOLIDATED
                                    --------------      ------------

Retained earnings at
 beginning of year                           $670,739           $887,292

Additions:
Net income after preferred
 dividends of subsidiaries                    238,310            220,038

Deductions:
Common dividends                              191,511            152,812
Premium on redemption of
 preferred stock                                5,466
                                             --------          ---------
Retained earnings at end
 of year                                     $712,072           $954,518
                                            =========           ========

Page 6A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                  STATEMENT OF RETAINED EARNINGS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)

                         GRANITE   MASS.      NARRA.
                         STATE     ELECTRIC   ELECTRIC    NEP     NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------   --------    ---     ----    ------   -------   -----

Retained earnings at
 beginning of year           $9,645   $166,752  $120,339   $401,481 ($24,707)  $1,839    $232      $848

Additions:
Net income after preferred
 dividends of subsidiaries    2,209     62,937    25,977    142,468   (1,309)   1,839   8,221     5,190

Deductions:
Common dividends              1,027     23,981    14,722    135,448             1,839   8,035     5,139
Premium on redemption of
 preferred stock                         3,736     1,666                                   32        32
                            -------   --------  --------   -----------------   ------ -------   -------
Retained earnings at end
 of year                    $10,827   $201,972  $129,928   $408,501 ($26,016)  $1,839    $386      $867
                            =======   ========  ========   =================   ====== =======   =======

Page 6B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                  STATEMENT OF RETAINED EARNINGS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                          NEES
                               NERC       GLOBAL    NANTUCKET  NEESCOM   GS EN      NEES EN   PARENT
                               ----       ------    ---------  -------   -------    -------   ------

Retained earnings at
 beginning of year                  $937    ($5,321)         $356             ($155)    ($1,507)

Additions:
Net income after preferred
 dividends of subsidiaries         2,540     (3,839)          503    (643)     (128)     (7,975)    320

Deductions:
Common dividends                   1,000                                                            320
Premium on redemption of
 preferred stock
                                 -------   --------      --------  ------  --------    --------  ------
Retained earnings at end
 of year                          $2,477    ($9,160)         $859   ($643)    ($283)    ($9,482)
                                 =======   ========      ========  ======  ========    ========  ======

Page 6C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                  STATEMENT OF RETAINED EARNINGS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                   TOTAL
                                   ADJUSTMENTS
                                   & ELIMINATIONS
                                   --------------

Retained earnings at
 beginning of year                        $670,739

Additions:
Net income after preferred
 dividends of subsidiaries                 238,310

Deductions:
Common dividends                           191,511
Premium on redemption of
 preferred stock                             5,466
                                          --------
Retained earnings at end
 of year                                  $712,072
                                          ========

Page 7A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)

                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC    NEP       NEEI     NEPSCO   NEHTECI  NEHTC
                         -------   --------  --------    ---       ----     ------   -------  -----
Operating Activities:
Net Income                   $2,209    $65,758   $27,932  $144,543    ($1,309)  $1,839   $8,221  $5,190
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating
  activities:
 Undistributed earnings of
  subsidiaries
 Depreciation and
  amortization                2,483     49,694    22,957   101,186     49,621             8,896   5,866
 Deferred income taxes and
  investment tax credits-net   (150)       478      (415)  (12,728)   (14,698)  (4,814)   3,010   1,392
 Allowance for funds used
  during construction           (13)      (429)     (120)   (1,238)
 Amortization of unbilled
  revenues
 Minority interests
 Decrease (increase) in other
  current assets                476      4,155     1,874    (6,698)     7,338     (293)    (900)    991
 Increase (decrease) in
  payables and other current
  liabilities                   483     (8,951)   20,311   (20,010)      (271)   4,551   (1,046)    990
 Other, net                     280     36,902     1,181    19,919               2,258       19     545
                           --------  --------- -------------------  ------------------ ----------------
 Net cash provided by (used
  in) operating activities   $5,768   $147,607   $73,720  $224,974    $40,681   $3,541  $18,200 $14,974
                           --------  --------- -------------------  ------------------ ----------------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction               (3,046)   (87,998)  (30,965)  (69,863)                        (440)    (52)
 Oil and gas exploration
  and development                                                     (13,204)
 Decrease (increase) in
  other investments             (53)    (1,408)     (294)   (4,040)             (2,607)
                           --------  --------- -------------------  ------------------ ----------------
 Net cash provided by (used
  in) investing activities  ($3,099)  ($89,406) ($31,259) ($73,903)  ($13,204) ($2,607)   ($440)   ($52)
                           --------  --------- -------------------  ------------------ ----------------

Page 7B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                    NEES
                          NERC      GLOBAL    NEESCOM    NANTUCKET   GS EN       NEES EN     PARENT
                          ----      ------    -------    ---------   -------     ------      ------

Operating Activities:
Net Income                   $2,540    ($3,839)      ($643)      $503      ($128)   ($7,975)   $220,358
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating
  activities:
 Undistributed earnings of
  subsidiaries                                                                        7,357     (41,444)
 Depreciation and
  amortization                                                  1,807                    47
 Deferred income taxes and
  investment tax credits-net   (324)       (52)                   190         10       (725)       (914)
 Allowance for funds used
  during construction                                            (109)
 Amortization of unbilled
  revenues
 Minority interests
 Decrease (increase) in other
  current assets               (268)     1,406        (398)     9,933         89        (84)     (8,852)
 Increase (decrease) in
  payables and other current
  liabilities                    (1)      (438)        110        169         50      1,022       3,608
 Other, net                     720                      1        942                (1,653)        341
                           --------  ---------   --------- ---------- ----------   --------    --------
 Net cash provided by (used
  in) operating activities   $2,667    ($2,923)      ($930)   $13,435        $21    ($2,011)   $173,097
                           --------  ---------   --------- ---------- ----------   --------    --------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction                                                (11,699)                 (176)
 Oil and gas exploration
  and development
 Decrease (increase) in
  other investments                     (2,585)                                     (13,708)   (115,789)
                           --------  ---------   --------- ---------- ----------   --------   ---------
 Net cash provided by (used
  in) investing activities             ($2,585)              ($11,699)             ($13,884)  ($115,789)
                           --------  ---------   --------- ---------- ----------   --------   ---------

Page 7C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                   TOTAL
                                   ADJUSTMENTS         NEES
                                   & ELIMINATIONS      CONSOLIDATED
                                   --------------      ------------
Operating Activities:
Net Income                            $245,161                $220,038
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating
  activities:
 Undistributed earnings of
  subsidiaries                         (34,087)
 Depreciation and
  amortization                           2,903                 239,654
 Deferred income taxes and
  investment tax credits-net             1,438                 (31,178)
 Allowance for funds used
  during construction                       (1)                 (1,908)
 Amortization of unbilled
  revenues
 Minority interests                     (6,647)                  6,647
 Decrease (increase) in other
  current assets                       (30,841)                 39,610
 Increase (decrease) in
  payables and other current
  liabilities                           19,005                 (18,428)
 Other, net                             (5,223)                 66,678
                                    ----------              ----------
 Net cash provided by (used
  in) operating activities            $191,708                $521,113
                                    ----------              ----------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction                          (1,144)              ($203,095)
 Oil and gas exploration
  and development                          (48)               ($13,156)
 Decrease (increase) in
  other investments                   (117,815)               ($22,669)
                                      --------               ---------
 Net cash provided by (used
  in) investing activities           ($119,007)              ($238,920)
                                      --------               ---------

Page 7D

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)

                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC   NEP        NEEI    NEPSCO  NEHTECI   NEHTC
                         -------   --------  --------   ---        ----    ------  -------   -----
Financing Activities:
 Dividends paid to minority
  interests
 Dividends paid on common
  shares                     (1,027)   (26,380)  (13,590) (127,386)            (1,839)  (8,653)  (5,026)
 Dividends paid on preferred
  stock                                 (3,359)   (2,301)   (2,075)
 Preferred stock - retirements                   (34,178)  (23,834)
 Long-term debt - issues                15,000    10,000
 Long-term debt - retirements          (30,000)  (32,500)  (38,500)   (27,000)          (6,960)  (4,560)
 Premium on reacquisition of
  long-term debt                                            (2,163)
 Capital contribution from
  parent                                37,914    25,500
 Subordinated notes payable
  to parent (net)                                                       2,095
 Changes in short-term debt  (1,400)    (9,075)   (2,675)   17,650                               (3,000)
Gain on redemption of
 preferred stock                        (3,736)   (1,666)
 Return of capital to minority
  interests and related
  premium                                                                               (4,260)  (2,494)
 Repurchase of common shares
                            -------  ---------  -------- --------- ---------- -------------------------
 Net cash provided by (used
  in) financing activities  ($2,427)  ($53,814) ($41,066)($152,474)  ($24,905)($1,839)($19,873)($15,080)
                            -------  ---------  -------- --------- ---------- -------------------------
Net increase (decrease) in
  cash and cash equivalents    $242     $4,387    $1,395   ($1,403)    $2,572   ($905) ($2,113)   ($158)
Cash and cash equivalents at
  beginning of year              95      2,356     1,727     3,046        199   8,023    4,883    1,556
                            -------  ---------  -------- --------- ---------- -------------------------
Cash and cash equivalents at
  end of year                  $337     $6,743    $3,122    $1,643     $2,771  $7,118   $2,770   $1,398
                            =======  =========  ======== ========= ========== =========================

Page 7E

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)



                                        NEES
                              NERC      GLOBAL    NEESCOM    NANTUCKET  GS EN     NEES EN    PARENT
                              ----      ------    -------    ---------  ------    -------    ------
Financing Activities:
 Dividends paid to minority
  interests
 Dividends paid on common
  shares                                                                                       (153,083)
 Dividends paid on preferred
  stock
 Preferred stock - retirements
 Long-term debt - issues
 Long-term debt - retirements   (1,920)                            (765)
 Premium on reacquisition of
  long-term debt
 Capital contribution from
  parent                                    5,625         935                    90
 Subordinated notes payable
  to parent (net)                                                                     18,212
 Changes in short-term debt                                      (1,475)              (1,000)   102,000
 Gain on edemption of
 preferred stock
 Return of capital to minority
  interests and related
  premium
 Repurchase of common shares                                                                    (11,123)
                              --------  ---------   ----------  -------     -------  -------   --------
 Net cash provided by (used
  in) financing activities     ($1,920)    $5,625         $935  ($2,240)        $90  $17,212   ($62,206)
                              --------  ---------   ----------  -------     -------  -------   --------
Net increase (decrease) in
  cash and cash equivalents       $747       $117           $5    ($504)       $111   $1,317    ($4,898)
Cash and cash equivalents at
  beginning of year                817        181                   632          23      291      5,963
                              --------  ---------   ----------  -------     -------  -------   --------
Cash and cash equivalents at
  end of year                   $1,564       $298           $5     $128        $134   $1,608     $1,065
                              ========  =========   ==========  =======     =======  =======   ========

Page 7F

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)



                                   TOTAL
                                   ADJUSTMENTS    NEES
                                   & ELIMINATIONS CONSOLIDATED
                                   -------------- ------------
Financing Activities:
 Dividends paid to minority
  interests                                   6,809        (6,809)
 Dividends paid on common
  shares                                   (184,221)     (152,763)
 Dividends paid on preferred
  stock                                      (7,735)
 Preferred stock - retirements               29,209       (87,221)
 Long-term debt - issues                                   25,000
 Long-term debt - retirements                            (142,205)
 Premium on reacquisition of
  long-term debt                                           (2,163)
 Capital contribution from
  parent                                     70,064
 Subordinated notes payable
  to parent (net)                            20,307
 Changes in short-term debt                  (4,875)      105,900
 Gain on redemption of
  Preferred stock                            (5,402)
 Return of capital to minority
  interests and related
  premium                                    (3,406)       (3,348)
 Repurchase of common shares                  1,674       (12,797)
                                         ----------    ----------
 Net cash provided by (used
  in) financing activities                 ($77,576)    ($276,406)
                                         ----------    ----------
Net increase (decrease) in
  cash and cash equivalents                 ($4,875)       $5,787
Cash and cash equivalents at
  beginning of year                          21,315         8,477
                                         ----------    ----------
Cash and cash equivalents at
  end of year                               $16,440       $14,264
                                         ==========    ==========

Page 8A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)


                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC     NEP      NEEI    NEPSCO  NEHTECI    NEHTC
                         -------   --------  --------     ---      ----    ------  -------    -----
Operating Activities:
 Net income (loss)           $2,209    $65,758   $27,932   $144,543  ($1,309)  $1,839   $8,221   $5,190
 Undistributed earnings
  of subsidiaries
 Depreciation and amortization                                                  2,903
 Minority interests                                                                     (4,075)  (2,572)
 Deferred income taxes and
  investment tax credits-net     80        (31)     (852)     1,722      325             1,229      287
 Allowance for funds used
  during construction
 Decrease (increase) in other
  current assets                321      2,817       138    (33,343)   7,501   (1,676)    (116)     856
 Increase (decrease) in
  payables and other current
  liabilities                   594     19,041    10,310    (10,877)    (310)     213     (451)     763
 Other, net                                539       346         (2)                       (24)     (24)
                            -------  ---------  -------- ---------- -------- -------- -------- --------
Net cash provided by (used
  in) operating activities   $3,204    $88,124   $37,875   $102,043   $9,110     $376   $4,784   $4,501
                            -------  ---------  -------- ---------- -------- -------- -------- --------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction
 Oil and gas exploration
   and development                                                       (48)
 Decrease (increase) in
  other investments             (30)      (179)     (156)      (161)           (1,241)
                            -------  ---------  -------- ---------- -------- -------- -------- --------
Net cash provided by (used
  in) investing activities     ($30)     ($179)    ($156)     ($161)    ($48) ($1,241)
                            -------  ---------  -------- ---------- -------- -------- -------- --------

Page 8B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                      NEES
                            NERC      GLOBAL     NEESCOM     NANTUCKET  GS EN    NEES EN     PARENT
                            ----      ------     -------     ---------  ------   -------     ------

Operating Activities:
 Net income (loss)             $2,540     ($3,839)     ($643)      $503     ($128)   ($7,975)     $320
 Undistributed earnings
  of subsidiaries                                                                      7,357   (41,444)
 Depreciation and
 amortization
 Minority interests
 Deferred income taxes and
  investment tax credits-net   (1,401)                               79
  Allowance for funds used
   During construction                                                                              (1)
 Decrease (increase) in other
  current assets                 (265)        788       (347)       309                   25    (7,850)
 Increase (decrease) in
  payables and other current
  liabilities                     286      (1,289)       377        450        46        (21)     (127)
 Other, net                       319                               921               (7,226)      (72)
                              -------   ---------  ---------    -------    ------    -------  --------
Net cash provided by (used
  in) operating activities     $1,478     ($4,340)     ($613)    $2,262      ($82)   ($7,840) ($49,174)
                              -------   ---------  ---------    -------   -------    -------  --------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction                                                     (968)                (176)
 Oil and gas exploration
 and development
 Decrease (increase) in
  other investments                          (163)                                       129  (116,014)
                              -------   ---------  ---------    -------   -------    ------- ---------
Net cash provided by (used
  in) investing activities                  ($163)                ($968)                ($47)($116,014)
                              -------   ---------  ---------    -------   -------    ------- ---------

Page 8C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                  TOTAL
                                  ADJUSTMENTS
                                  & ELIMINATIONS
                                  --------------

Operating Activities:
 Net income (loss)                         $245,161
 Undistributed earnings
  of subsidiaries                           (34,087)
 Depreciation and
 amortization                                 2,903
 Minority interests                          (6,647)
 Deferred income taxes and
  investment tax credits-net                  1,438
 Allowance for funds used
  during construction                            (1)
 Decrease (increase) in other
  current assets                            (30,841)
 Increase (decrease) in
  payables and other current
  liabilities                                19,005
 Other, net                                  (5,223)
                                          ---------
Net cash provided by (used
  in) operating activities                 $191,708
                                          ---------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction                               (1,144)
 Oil and gas exploration
 and development                                (48)
 Decrease (increase) in
  other investments                        (117,815)
                                          ---------
Net cash provided by (used
  in) investing activities                ($119,007)
                                          ---------

Page 8D

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC     NEP      NEEI    NEPSCO  NEHTECI    NEHTC
                         -------   --------  --------     ---      ----    ------  -------    -----

Financing Activities:
 Dividends paid to
  minority interest                                                                     4,316     2,493
 Dividends paid on common
  shares                     (1,027)   (26,380)  (13,590)  (127,386)           (1,839) (8,653)   (5,026)
 Dividends paid on preferred
  stock                                 (3,359)   (2,301)    (2,075)
 Preferred stock - retirements
 Capital contribution from
  parent                                37,914    25,500
 Subordinated notes payable
  to parent (net)                                                     2,095
 Changes in short-term debt  (1,400)      (475)     (875)    (2,150)
 Gain on redemption of
  preferred stock                       (3,736)   (1,666)
 Return of capital to
  minority interests and
  related premium                                                                         (36)      (21)
 Repurchase of common shares     30        179       156        161             1,241
                            -------  ---------  -------- ------------------  ----------------  --------
Net cash provided by (used
  in) financing activities  ($2,397)    $4,143    $7,224  ($131,450) $2,095     ($598)($4,373)  ($2,554)
                            -------  ---------  -------- ------------------  ----------------  --------
Net increase (decrease) in
  cash and cash equivalents    $777    $92,088   $44,943   ($29,568)$11,157   ($1,463)   $411    $1,947
                            -------  ---------  -------- ------------------  ----------------  --------
Cash and cash equivalents
  at beginning of year                                                 $175    $7,975  $4,845    $1,445

Cash and cash equivalents
  at end of year                                                     $2,750    $7,100  $2,745    $1,370
                            =======  =========  ======== ==================  ================  ========

Page 8E

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)

                                       NEES
                                NERC   GLOBAL  NEESCOM    NANTUCKET   GS EN       NEES EN    PARENT
                                ----   ------  -------    ---------   ------      -------    ------

Financing Activities:
 Dividends paid to
  minority interest
 Dividends paid on common
  shares                                                                                           (320)
 Dividends paid on preferred
  stock
 Preferred stock - retirements                                                                   29,209
 Capital contribution from
  parent                                    5,625        935                   90
 Subordinated notes payable
  to parent (net)                                                                     18,212
 Changes in short-term debt                                         25
 Gain on redemption of
  preferred stock
 Return of capital to
  minority interests and
  related premium                                                                                (3,349)
 Repurchase of common shares                                                                        (93)
                               ------------------  ---------   -------    -------    -------   --------
Net cash provided by (used
  in) financing activities                 $5,625       $935       $25        $90    $18,212    $25,447
                               ------------------  ---------   -------    -------    -------   --------
Net increase (decrease) in
  cash and cash equivalents       $1,478   $1,122       $322    $1,319         $8    $10,325  ($139,741)
                               ------------------  ---------   -------    -------    -------  ---------
Cash and cash equivalents
  at beginning of year              $800                          $150                           $5,925

Cash and cash equivalents
  at end of year                  $1,550                                                           $925
                               ==================  =========   =======    =======    =======   ========

Page 8F

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1997 (IN THOUSANDS)
                                           (Continued)


                                   TOTAL
                                   ADJUSTMENTS
                                   & ELIMINATIONS
                                   --------------

Financing Activities:
 Dividends paid to
  minority interest                           6,809
 Dividends paid on common
  shares                                   (184,221)
 Dividends paid on preferred
  stock                                      (7,735)
 Preferred stock - retirements               29,209
 Capital contribution from
  parent                                     70,064
 Subordinated notes payable
  to parent (net)                            20,307
 Changes in short-term debt                  (4,875)
 Gain on redemption of preferred
 stock                                       (5,402)
 Return of capital to
  minority interests and
  related premium                            (3,406)
 Repurchase of common shares                  1,674
                                         ----------
Net cash provided by (used
  in) financing activities                 ($77,576)
                                         ----------
Net increase (decrease) in
  cash and cash equivalents                 ($4,875)
                                         ----------
Cash and cash equivalents
  at beginning of year                      $21,315

Cash and cash equivalents
  at end of year                            $16,440
                                          =========
